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Exhibit 32.1

TE CONNECTIVITY LTD.
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of TE Connectivity Ltd. (the "Company") hereby certify to their knowledge that the Company's Quarterly Report on Form 10-Q for the quarterly period ended December 29, 2017 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TERRENCE R. CURTIN Terrence R. Curtin Chief Executive Officer
January 24, 2018
/s/ HEATH A. MITTS Heath A. Mitts Executive Vice President and Chief Financial Officer
January 24, 2018

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  Exhibit 32.1
TE CONNECTIVITY LTD. CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002